Exhibit 10.14

Execution Version

This FIRST AMENDMENT TO EXCHANGE AGREEMENT, dated as of January 1, 2015 (this “Amendment”), is made by and among Ares Domestic Holdings L.P., Ares Holdings L.P., Ares Investments L.P., Ares Offshore Holdings L.P., Ares Real Estate Holdings L.P., Ares Management, L.P. and Ares Owners Holdings L.P.  Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Agreement (as defined below).

WHEREAS, the parties hereto previously entered into the Exchange Agreement, dated as of May 1, 2014 (the “Exchange Agreement”), among Ares Domestic Holdings Inc., Ares Domestic Holdings L.P., Ares Holdings Inc., Ares Holdings L.P., Ares Investments L.P., Ares Management, L.P., Ares Management GP LLC, Ares Offshore Holdings L.P., Ares Offshore Holdings, Ltd., Ares Real Estate Holdings L.P., Ares Real Estate Holdings LLC and each Ares Operating Group Limited Partner from time to time a party thereto;

WHEREAS, Ares Holdings has entered into a Membership Interest Purchase Agreement, dated as of October 30, 2014 (the “Purchase Agreement”), by and among the individuals set forth on Annex C-1 attached thereto, EIM Partners, LLC, EIF Management, LLC, and Ares Holdings L.P.; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties hereto desire to amend the Exchange Agreement pursuant to Section 3.2(a) of the Exchange Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and in the Exchange Agreement, the parties to this Amendment agree as follows:

ARTICLE I

AMENDMENT

1.1          Amendments.

(a)           Section 1.1 of the Exchange Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Affiliate” means with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Other Exchange Date” means any date, other than a Quarterly Exchange Date, on which any Person is entitled to request that such Person’s Ares Operating Group Units (including Ares Operating Group Units held, directly or indirectly, through another entity) be redeemed by an Ares Entity Party or any Affiliate thereof in a Redemption and Exchange Transaction pursuant to an agreement with such Ares Entity Party or any Affiliate thereof.

“Redemption and Exchange Transaction” means (a) any “Redemption and Exchange Transaction” as defined in the Ares Owners Partnership Agreement and (b) any other similar transaction as defined in any agreement with any Ares Entity Party or Affiliate thereof.

(b)           Section 1.1 of the Exchange Agreement is hereby amended by amending and restating the definition of “Ares Operating Group Limited Partner” in its entirety as follows:

“Ares Operating Group Limited Partner” means each of Ares Owners, Alleghany and each other Person that becomes a limited partner of the Ares Operating Group Entities, including through a Redemption and Exchange Transaction.

(c)           The introductory clauses of Section 2.1(a) of the Exchange Agreement are hereby amended and restated in their entirety as follows:

Subject to adjustment as provided in this Article II and to the provisions of the Ares Operating Group Partnership Agreements, the Issuer Partnership Agreement and the Ares Owners Partnership Agreement, each Ares Operating Group Limited Partner shall be entitled, on any Quarterly Exchange Date or Other Exchange Date, to Exchange Ares Operating Group Units held by such Ares Operating Group Limited Partner as follows:

(d)           Section 2.1(f) of the Exchange Agreement is hereby amended and restated by replacing the word “PTP” therein with the word “Common”.

(e)           The first sentence of Section 2.2(a) of the Exchange Agreement is hereby amended and restated in its entirety as follows:

An Ares Operating Group Limited Partner may exercise the right to exchange Ares Operating Group Units by providing a written notice of exchange at least 60 days prior to the applicable Quarterly Exchange Date or Other Exchange Date (or if such Ares Operating Group Limited Partner or a partner in Ares Owners may deliver notice of a Redemption and Exchange Transaction no later than five Business Days prior to such Redemption and Exchange Transaction (including pursuant to Section 10.3(c)(iii) of the Ares Owners Partnership Agreement), at least three days prior to the applicable Quarterly Exchange Date or Other Exchange Date) to the Exchanging Counterparty substantially in the form of Exhibit A or Exhibit B hereto, as applicable, duly executed by such holder or such holder’s duly authorized attorney in respect of the Ares Operating Group Units to be exchanged, in each case, delivered during normal business hours at the principal executive offices of the Exchange Counterparty; provided that Ares

2

Owners may exercise any such right, and deliver any such written notice, with respect to Ares Operating Group Units to be transferred to one or more partners of Ares Owners.

(f)            The first sentence of Section 2.6 of the Exchange Agreement is hereby amended and restated in its entirety as follows:

An Ares Operating Group Limited Partner (other than Alleghany or any other Ares Operating Group Limited Partner as the Issuer may determine from time to time) requesting an Exchange under this Agreement covenants (a) to use reasonable best efforts to sell or otherwise dispose of any Common Units received in such an Exchange within 10 days of the receipt thereof or any other specified period as the Issuer General Partner may determine from time to time, and (b) that no other Common Units are held by such Ares Operating Group Limited Partner, such Ares Operating Group Limited Partner’s spouse, or any entity disregarded as an entity separate from such Ares Operating Group Limited Partner or such Ares Operating Group Limited Partner’s spouse for U.S. federal income tax purposes, at the time such Ares Operating Group Limited Partner gives notice of such Exchange pursuant to this Agreement or will be acquired by any such Person from such time through the sale or disposition described in clause (a).

(g)           Section 3.8 of the Exchange Agreement is hereby amended by inserting the following sentence immediately before the first sentence of Section 3.8:

Any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party or parties against whom the waiver is to be effective.

1.2          Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Exchange Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Exchange Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment shall apply and be effective only with respect to the provisions of the Exchange Agreement specifically referred to herein.  After the date hereof, any reference to the Exchange Agreement shall mean the Exchange Agreement, as modified hereby.

1.3          Miscellaneous.  The provisions of Article III of the Exchange Agreement shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ARES DOMESTIC HOLDINGS L.P.

By:		Ares Domestic Holdings Inc.,
its General Partner

By:		/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

ARES HOLDINGS L.P.

By:		Ares Holdings Inc.,
its General Partner

By:		/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

ARES INVESTMENTS L.P.

By:		Ares Management L.P.,
its General Partner

	By:	Ares Management GP LLC,
its General Partner

	By:	/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

[Signature Page to First Amendment to Exchange Agreement]

ARES OFFSHORE HOLDINGS L.P.

By:	Ares Offshore Holdings, Ltd.,
its General Partner

By:	/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

ARES REAL ESTATE HOLDINGS L.P.

By:	Ares Real Estate Holdings LLC,
its General Partner

By:	/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

ARES MANAGEMENT, L.P.

By:	Ares Management GP LLC,
its General Partner

By:	/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

ARES OWNERS HOLDINGS L.P.

By:	Ares Partners Holdco LLC,
its General Partner

By:	/s/ Naseem Sagati
Name: Naseem Sagati
Title: Authorized Signatory

[Signature Page to First Amendment to Exchange Agreement]